UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2025

BAIN CAPITAL PRIVATE CREDIT

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01474	87-6984749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 CLARENDON STREET, 37TH FLOOR, BOSTON, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01.	Entry into a Material Definitive Agreement

On March 7, 2025, BCPC I, LLC (the “Borrower”) a wholly owned subsidiary of Bain Capital Private Credit (the “Company”), entered into the First Amendment (the “First Amendment”) to the Credit Agreement, dated as of November 29, 2023 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among the Borrower, as borrower, the Company, as equity holder, the lenders from time to time party thereto, Goldman Sachs Bank USA (“Goldman Sachs”), as administrative agent and syndication agent, and Computershare Trust Company, N.A., as collateral administrator, collateral agent and collateral custodian. Capitalized terms used but not defined herein shall have the meanings set forth in the First Amendment or the Credit Agreement, as applicable.

The First Amendment provides for, among other things, (i) an extension of the period during which the Borrower may make borrowings under the Credit Agreement from November 29, 2026 to November 29, 2027, (ii) an extension of the scheduled maturity date from November 29, 2028 to November 29, 2029, (iii) a decrease in the applicable margin for advances from 2.90% per annum to 2.00% per annum, and (iv) the payment of an administrative agency fee and certain other fees as agreed between the Company and Goldman Sachs.

The description above is only a summary of the material provisions of the First Amendment and is qualified in its entirety by reference to a copy of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information included under Item 1.01 above regarding the First Amendment and the Credit Agreement is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1*	First Amendment to Credit Agreement, dated March 7, 2025, by and among BCPC I, LLC, as borrower, Bain Capital Private Credit, as limited guarantor and investment manager, Goldman Sachs Bank USA, as syndication agent and administrative agent, and Computershare Trust Company, N.A., as collateral administrator, collateral agent and collateral custodian.

104	Cover page interactive data file (formatted as Inline XBRL)

*	Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Private Credit has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL PRIVATE CREDIT

Date: March 12, 2025	By:	/s/ Jessica Yeager
	Name:	Jessica Yeager
	Title:	Vice President

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